UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue

32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue

32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (855) 857-2638

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended [17 CFR § 270.30e-1], are attached hereto.

Annual Report Quadratic Interest Rate Volatility and Inflation Hedge ETF March 31, 2021

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in large Creation Unit aggregations.  Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Shareholder Letter (Unaudited)

Quadratic Interest Rate Volatility and Inflation Hedge ETF

Dear Shareholders:

We are pleased to provide you with the Annual Report for the Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL) for the fiscal period ended March 31, 2021.

For the period, IVOL delivered the following returns:

Fund	NAV Return*	Underlying Index Return**
Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)	13.65%	7.54%

The Quadratic Interest Rate Volatility and Inflation Hedge ETF (“IVOL” or the “Fund”) seeks to hedge relative interest rate movements, whether these movements arise from falling short-term interest rates or rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for enhanced inflation-protected income.

The current macro environment is challenging for investors. Many financial markets are near all-time highs, as governments around the world have unleashed the biggest fiscal non-wartime stimulus ever seen to jumpstart their economies. In 2000, the US Federal debt stood around $6 trillion. Today it is around $28 trillion and exceeds 100% of US GDP. With debt levels already high, many investors are focused on debt sustainability, potential inflation, and potential volatility.

The IVOL strategy may be a potentially attractive addition to a portfolio looking for diversification, given how it has had historically low correlations with the major indexes. Such characteristics may be very attractive to investors. Historic data does not guarantee future trends, and it is possible that these correlations may change over time.

We are proud of our efforts to help democratize financial markets by allowing investors to obtain exposure to this fixed income strategy.

Thank you for investing with us.

*       Returns based on change in net asset value for the 12-month period ending March 31, 2021

**     The underlying index and definition is provided below:

The Underlying Index for the Quadratic Interest Volatility and Inflation Hedge ETF is the Bloomberg Barclays US Treasury Inflation-Linked Bond Index. The Bloomberg Barclays US Treasury Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.

Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. The US TIPS Index is a subset and the largest component of the Global Inflation-Linked Bond Index. US TIPS are not eligible for other Bloomberg Barclays nominal Treasury or broad-based aggregate bond indices. The US TIPS Index was launched in March 1997.

There are risks involved with investing, including possible loss of principal. There is no guarantee the fund will achieve its stated objective. This letter represents the manager’s opinion and should not be regarded as investment advice or recommendation of specific securities.

Management Discussion of Fund Performance (Unaudited)

Quadratic Interest Rate Volatility and Inflation Hedge ETF

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
Quadratic Interest Rate Volatility and Inflation Hedge ETF	13.65%	14.74	%‡	10.93	%‡	11.15	%‡
Bloomberg Barclays US Treasury Inflation-Linked Bond Index**	N/A	7.54	%‡	N/A		7.34	%‡

*       The Fund commenced operations on May 14, 2019.

**     The Bloomberg Barclays US Treasury Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. The US TIPS Index is a subset and the largest component of the Global Inflation-Linked Bond Index. US TIPS are not eligible for other Bloomberg Barclays nominal Treasury or broad-based aggregate bond indices. The US TIPS Index was launched in March 1997.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike

Management Discussion of Fund Performance (Unaudited) (concluded)

Quadratic Interest Rate Volatility and Inflation Hedge ETF

a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 1.04% and its net expense ratio is 0.99% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.05% of the Fund’s average daily net assets until August 1, 2021. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 1.

Schedule of Investments March 31, 2021

Quadratic Interest Rate Volatility and Inflation Hedge ETF

	Shares	Value
EXCHANGE - TRADED FUND — 84.1%
Schwab US TIPS ETF‡	36,185,429	$2,213,100,838
TOTAL EXCHANGE - TRADED FUND (Cost $2,216,795,389)		2,213,100,838

PURCHASED OPTIONS(A) — 5.9%
TOTAL PURCHASED OPTIONS (Cost $94,510,750)		154,328,868
TOTAL INVESTMENTS — 90.0% (Cost $2,311,306,139)		2,367,429,706
OTHER ASSETS LESS LIABILITIES — 10.0%		262,428,575
NET ASSETS — 100%		$2,629,858,281

‡      For financial information on the Schwab US TIPS ETF, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

(A)   Refer to option table below.

A list of open option contracts held by the Fund at March 31, 2021 was as follows:

Description	Counterparty	Number of Contracts^	Notional Amount†	Exercise Price	Expiration Date	Market Value
PURCHASED OPTIONS — 5.9%
Call Options
CMS 10Y – 2Y	Goldman Sachs	400,000	$11,541,750	0.80%	10/12/22	$20,689,816
CMS 10Y – 2Y	Goldman Sachs	750,000	18,687,500	0.95	07/12/23	20,463,083
CMS 10Y – 2Y	Goldman Sachs	800,000	13,500,000	1.10	04/11/23	19,132,989
CMS 10Y – 2Y	Nomura	450,000	11,150,000	0.83	01/25/23	19,308,998
CMS 10Y – 2Y	Nomura	440,000	8,459,000	0.75	06/15/22	27,988,930
CMS 10Y – 2Y	Goldman Sachs	250,000	5,920,000	0.53	12/14/21	23,461,035
CMS 10Y – 2Y	Goldman Sachs	950,000	12,600,000	1.60	03/02/22	12,924,689
CMS 10Y – 2Y	Nomura	700,000	12,652,500	1.13	02/13/24	10,359,328
Total Purchased Options			$94,510,750			$154,328,868

†      Represents cost.

^      Value equals 10,000 x Number of Contracts x Price.

CMS — Constant Maturity Swap

ETF — Exchange-Traded Fund

TIPS — Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

Quadratic Interest Rate Volatility and Inflation Hedge ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange - Traded Fund	$2,213,100,838	$—	$—	$2,213,100,838
Purchased Options	—	154,328,868	—	154,328,868
Total Investments in Securities	$2,213,100,838	$154,328,868	$—	$2,367,429,706

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

March 31, 2021

Quadratic Interest Rate Volatility and Inflation Hedge ETF
Assets:
Investments at Value	$2,367,429,706
Cash and Cash Equivalents	260,215,665
Receivable for Capital Shares Sold	27,783,038
Total Assets	2,655,428,409

Liabilities:
Payable for Investment Securities Purchased	23,662,770
Payable for Management Fees	1,902,921
Payable for Trustees’ Fee	4,437
Total Liabilities	25,570,128
Net Assets	$2,629,858,281

Net Assets Consist of:
Paid-in Capital	$2,577,730,570
Total Distributable Earnings	52,127,711
Net Assets	$2,629,858,281
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	92,375,002
Net Asset Value, Offering and Redemption Price Per Share	$28.47
Cost of Investments	$2,311,306,139

The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the year ended March 31, 2021

Quadratic Interest Rate Volatility and Inflation Hedge ETF
Investment Income:
Dividend Income	$6,661,537
Interest Income	4,765
Total Investment Income	6,666,302

Expenses:
Management Fees†	7,435,682
Trustees’ Fees	38,589
Insurance Expense	3,470
Total Expenses	7,477,741
Management Fee Waiver†	(375,543)
Net Expenses	7,102,198
Net Investment Loss	(435,896)

Net Realized Gain (Loss) on:
Investments	2,919,859
Purchased Options	20,523,850
Net Realized Gain on Investments and Purchased Options	23,443,709

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,521,825)
Purchased Options	58,976,009
Net Change in Unrealized Appreciation on Investments and Purchased Options	54,454,184
Net Realized and Unrealized Gain on Investments and Purchased Options	77,897,893
Net Increase in Net Assets Resulting from Operations	$77,461,997

†       See Note 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Quadratic Interest Rate Volatility and Inflation Hedge ETF
	Year Ended March 31, 2021	Period Ended March 31, 2020(1)
Operations:
Net Investment Income (Loss)	$(435,896)	$440,230
Net Realized Gain on Investments and Purchased Options	23,443,709	1,905,209
Net Change in Unrealized Appreciation (Depreciation) on Investments and Purchased Options	54,454,184	1,669,383
Net Increase in Net Assets Resulting from Operations	77,461,997	4,014,822

Distributions	(24,083,810)	(1,560,373)
Return of Capital	(6,180,242)	(688,901)

Capital Share Transactions:(2)
Issued	2,523,268,073	144,704,578
Redeemed	(41,254,541)	(45,823,322)
Increase in Net Assets from Capital Share Transactions	2,482,013,532	98,881,256
Total Increase in Net Assets	2,529,211,477	100,646,804

Net Assets:
Beginning of Year/Period	100,646,804	—
End of Year/Period	$2,629,858,281	$100,646,804

Share Transactions:
Issued	89,975,000	5,675,002
Redeemed	(1,475,000)	(1,800,000)
Net Increase in Shares Outstanding from Share Transactions	88,500,000	3,875,002

(1)    Commenced operations on May 14, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Selected Per Share Data & Ratios

For the Year/Period Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Quadratic Interest Rate Volatility and Inflation Hedge ETF
2021	25.97	(0.02)	3.51	3.49	(0.90)	—	(0.09)
2020(1)	25.00	0.17	1.54	1.71	(0.51)	—	(0.23)

*       Per share data calculated using average shares method.

**     Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†      Annualized.

††    Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

‡      The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the period as reported in the Statement of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.

(1)   Commenced operations on May 14, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.99)	28.47	13.65	2,629,858	0.94‡	0.99‡	(0.06)‡	0
(0.74)	25.97	6.95	100,647	0.97†‡	1.02†‡	0.78†‡	0††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2021, the Trust had twenty four operational series. The financial statements herein and the related notes pertain to the Quadratic Interest Rate Volatility and Inflation Hedge ETF, (the “Fund”). The Fund is a non-diversified Fund, as defined under Section 5(b)(1) of the Investment Company Act of 1940. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). Quadratic Capital Management LLC (“Quadratic” or “Sub-Adviser”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, currently holds approximately 40.2% and 30.7%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. The Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

The Fund is a fixed income ETF that seeks to hedge relative interest rate movements, whether these movements arise from falling short-term interest rates or rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for enhanced inflation-protected income. The Fund is actively managed and does not track an index. The Fund’s investment in the Schwab US TIPS ETF represents greater than 75% of the Fund’s total investments. For further financial information, available upon request at no charge, on the Schwab US TIPS ETF, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

Notes to Financial Statements (continued)

SECURITY VALUATION — The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for the Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the Exchange is open.

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by the Fund’s independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Over-the-counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. The options are generally valued by an Independent Pricing Agent by establishing the present value of CMS linked cash flows, based on certain assumptions and calculated pursuant to a model maintained by the Independent Pricing Agent. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. As of and during the year ended March 31, 2021, the Fund did not hold swaps, futures or forward foreign currency contracts.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Notes to Financial Statements (continued)

Securities for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which the Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly,

Notes to Financial Statements (continued)

the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to the Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is the Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund does not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2021, management of the Fund has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

Notes to Financial Statements (continued)

FOREIGN CURRENCY — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

OPTIONS — The Fund will utilize purchased options to hedge against inflation risk and generate positive returns during periods when interest rate volatility increases and/or the U.S. interest rate curve steepens (i.e., the spread between interest rates on U.S. long-term debt instruments and U.S. shorter-term debt instruments widens). When the Fund purchases an option, the Fund pays a cost (premium) to purchase the option. The Fund’s investments in options will be traded in the OTC market. OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller, and the counterparties may be required to post “variation margin” as frequently as daily to reflect any gains or losses in such options contracts. These instruments are subject to greater credit risk and counterparty risk. OTC instruments also may be subject to greater liquidity risk.

As of March 31, 2021, the Fund had open purchased option positions. Refer to the Fund’s Schedule of Investments for details regarding open options as of March 31, 2021.

For the year ended March 31, 2021, the average monthly cost for purchased options was $33,162,142.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged for the Fund as of March 31, 2021:

	Financial Derivative Assets		Financial Derivative Liabilities		Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure†
Counterparty	Options	Total Over the Counter	Options	Total Over the Counter
Goldman Sachs	$96,671,612	$96,671,612	$—	$—	$96,671,612	$—	$96,671,612
Nomura	57,657,256	57,657,256	—	—	57,657,256	—	57,657,256
Total over the counter	$154,328,868	$154,328,868	$—	$—

†      Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can be netted only across transactions governed under the same master agreement with the same legal entity.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes its net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Fund’s Custodian, if the Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of London Inter-bank Offered Rate (“LIBOR”) plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statement of Operations.

Notes to Financial Statements (continued)

CREATION UNITS — The Fund issues and redeems Shares at NAV and only in large blocks of Shares (each block of Shares is a Creation Unit of 25,000 Shares, or multiples thereof).

Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The following table discloses Creation Unit breakdown for the year ended March 31, 2021:

Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2021	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
25,000	$0	$711,750	$0	2.00%

*       As a percentage of the Creation Unit(s) purchased/redeemed.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of the Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering the Fund’s investment program and the general management and administration of the Trust. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Fund, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the 1940 Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board.

Notes to Financial Statements (continued)

The Agreement provides that the Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Fund Pursuant to the Agreement between the Trust and the Adviser, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of the Fund.

KraneShares Fund	Management Fee
Quadratic Interest Rate Volatility and Inflation Hedge ETF	0.99%

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its management fee for the Fund by 0.05% of the Fund’s average daily net assets. This Fee Waiver agreement will continue until August 1, 2021. The Fee Waiver Agreement may only be terminated by the Board.

The Adviser and the Sub-Adviser bear all of their own costs associated with providing these advisory services. As part of its agreement with the Trust, the Adviser has contractually agreed to pay all operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except as set forth above and as otherwise indicated in those agreements.

SUB-ADVISORY AGREEMENT — Quadratic serves as the Sub-Adviser to the Fund and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services Quadratic provides to the Fund, the Adviser pays Quadratic a fee equal to 76% of the sum of: (i) the total gross management fee due to the Adviser from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and the Adviser.

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the administrator, serves as the Fund’s distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2021, no fees were charged under the Plan, since no such fees are currently paid by the Fund and the Board of Trustees has not currently approved the commencement of any payments under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. BBH serves as the Fund’s Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

Notes to Financial Statements (continued)

4. INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, the purchases and sales of investments in securities excluding in-kind transactions, options, long-term U.S. Government and short-term securities were:

Purchases	Sales and Maturities
$—	$—

For the year ended March 31, 2021, in-kind transactions associated with creations and redemptions were:

Purchases	Sales and Maturities	Realized Gain/(Loss)
$2,163,401,415	$35,369,114	$2,919,859

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. For example, the income or loss resulting from the Fund’s investments in derivatives tied to interest rates is characterized as ordinary income or loss, even though such derivatives may be characterized as capital assets and realized gain (loss) for purposes of U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent difference is income or loss resulting from the Fund’s investments in derivatives tied to interest rates that is characterized as ordinary income or loss, even though such derivatives may be characterized as capital assets for purposes of U.S. GAAP. The permanent difference that is credited or charged to Paid-in-Capital and Distributable Earnings is redemption-in-kind transactions. To the extent these differences are permanent in nature, such as redemption in kind transactions and derivatives characterized as ordinary income, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Distributable Earnings/(Loss)	Paid-in Capital
$(2,919,859)	$2,919,859

The tax character of dividends and distributions paid during the year or period ended March 31, 2021 and March 31, 2020, were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
2021	$24,083,810	$—	$6,180,242	$30,264,052
2020	1,560,373	—	688,901	2,249,274

As of March 31, 2021, the components of tax basis distributable earnings were as follows:

Qualified Late-Year Loss Deferrals	$(3,995,856)
Unrealized Appreciation on Investments and Foreign Currency	56,123,567
Total Distributable Earnings	$52,127,711

Qualified late year ordinary (including currency and specified gain/loss items) represent losses realized from January 1, 2021 through March 31, 2021 and November 1, 2020 through March 31, 2021, respectively, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

Notes to Financial Statements (continued)

The Fund had no capital losses carry forward.

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at March 31, 2021, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,311,306,139	$62,111,291	$(5,987,724)	$56,123,567

6. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to certain of the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the Fund’s prospectus under the heading “Principal Risks”.

CASH AND CASH EQUIVALENTS RISK — The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. In addition, derivatives can be illiquid and imperfectly correlate with the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to perform under it. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

Options.    If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or swap on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. In general, most options on interest rate swaps are “European-style” options, which means that they can only be exercised at the end of the option term. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Notes to Financial Statements (continued)

OTC options generally have more flexible terms negotiated between the buyer and the seller, and the counterparties may be required to post “variation margin” as frequently as daily to reflect any gains or losses in such options contracts. If such variation margin is not required to be posted, such instruments would generally be subject to greater credit risk and counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to perform under it. OTC instruments also may be subject to greater liquidity risk.

ETF RISK. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Premium/Discount Risk.    There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.    Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

FIXED INCOME SECURITIES RISK — Investing in fixed income securities subjects the Fund to the following risks:

Credit Risk.    Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.

Event Risk.    Event risk is the risk that an unexpected event could interfere with an issuer’s ability to make timely interest or principal payments or that causes market speculation about the issuer’s ability to make such payments, which could cause the credit quality and market value of an issuer’s bonds and/or other debt securities to decline significantly.

Interest Risk.    Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The current low interest rate environment increases the risks associated with rising interest rates.

Notes to Financial Statements (continued)

Maturity Risk.    The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

HEDGING RISK — The Fund seeks to mitigate (or hedge) the risk associated with the potential impact of a steepening U.S. interest rate curve (“curve risk”), an increase in inflation and inflation expectations, and an increase in interest rate volatility on the performance of U.S. government bonds. The Fund does not seek to mitigate credit risk, non-curve interest rate risk, or other factors influencing the price of U.S. government bonds, which factors may have a greater impact on the bonds’ returns than the U.S. interest rate curve or inflation. Further, there is no guarantee that the Fund’s investments will eliminate or mitigate curve risk, inflation risk or the potential impact of interest rate volatility on long positions in U.S. government bonds. If interest rates rise in parallel within the U.S. interest rate curve, the Fund will not be hedged. In addition, when the U.S. interest rate curve flattens or inverts, the Fund’s investments in options may lose value or end up worthless. Under such circumstances, the Fund will generally underperform a portfolio comprised solely of U.S. government bonds (without the options owned by the Fund). In a flattening or inverted curve environment, the Fund’s hedging strategy could result in disproportionately larger losses in the Fund’s options as compared to gains or losses in its U.S. government bond positions attributable to interest rate changes. There is no guarantee that the Fund will have positive returns, even in environments of sharply rising inflation rates in which the Fund’s options might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into positions in rate-linked options. Moreover, to the extent that curve risk has been priced into the U.S. government bonds owned by the Fund, the Fund will underperform other investments even during periods of curve steepening.

HIGH PORTFOLIO TURNOVER RISK — The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

INVESTMENT IN INVESTMENT COMPANIES RISK — When the Fund invests in other investment companies (or funds), it will indirectly be exposed to the risks of such funds’ investments. Moreover, the Fund will incur its pro rata share of such funds’ expenses. Additionally, investments in ETFs are subject to ETF Risk.

LIQUIDITY RISK — Certain of the Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time or price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

MANAGEMENT RISK — The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions. Additionally, the Sub-Adviser has not previously managed a registered investment company, which could create additional risks for investments in the Fund.

Notes to Financial Statements (continued)

MARKET RISK — The value of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause increased volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economics and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.

NON-DIVERSIFIED FUND RISK — The Fund is non-diversified and may concentrate its investments to a greater extent than a diversified fund. Changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

RATE-LINKED DERIVATIVES INVESTMENT RISK — The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, is speculative and can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if the U.S. interest rate curve steepens during the time period in which the Fund holds the options. However, if the U.S. interest rate curve flattens or inverts, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Sub-Adviser.

An increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the increase is not linked to a steepening of the U.S. interest rate curve or the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to interest rate increases linked to U.S. interest rate curve steepening, outright interest rate increases may lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in TIPS.

There can be no assurance that the Fund’s interest-rate linked options will accurately deliver positive returns if inflation experienced in the United States or the rate of expected future inflation reflected in the prices and yields of bonds held by the Fund rises. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease if inflation increases. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the steepness of the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund.

The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than curve risk. Moreover, to the extent that curve risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other

Notes to Financial Statements (continued)

investments even during inflationary periods. There is no guarantee that the Fund will have positive performance even in environments of sharply rising inflation. There is no guarantee that the Fund will be able to successfully mitigate inflation risk or that bond values and interest rates will match changes in inflation rates.

TAX RISK — In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify or continue to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

TIPS RISK — U.S. Treasury Inflation-Protected Securities (“TIPS”) are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index (“CPI”). When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

U.S. GOVERNMENT OBLIGATIONS RISK — Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

VALUATION RISK — Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund.

7. OTHER

At March 31, 2021, all shares issued by the Fund were in Creation Units to Authorized Participants through primary market transactions (e.g., transactions directly with the Fund). However, the individual shares that make up those Creation Units are traded on the NYSE Arca Exchange (i.e., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Fund’s Distributor.

Notes to Financial Statements (concluded)

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Quadratic Interest Rate Volatility and Inflation Hedge ETF (the Fund), one of the funds comprising KraneShares Trust, including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended March 31, 2021 and the period from May 14, 2019 (commencement of operations) through March 31, 2020, and the related notes (collectively, the financial statements) and the financial highlights for the year ended March 31, 2021 and the period from May 14, 2019 (commencement of operations) through March 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended March 31, 2021 and the period from May 14, 2019 through March 31, 2020 and the financial highlights for the year ended March 31, 2021 and the period from May 14, 2019 through March 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania

May 28, 2021

Trustees and Officers of the Trust (Unaudited)

March 31, 2021

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2021.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Jonathan Krane[1] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present.	28	None
Independent Trustees[2]
Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research, and from 2013 to 2019, Director of Long Short Equity, Titan Advisors.	28	None
John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from 2005 to 2011.	28	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2021

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees[2]
Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	28	None
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present.	28	None
Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	28	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2021

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No set term; served since June 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	28	None
Eric Olsen[3] (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021)	28	None
David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021.	28	None
Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	28	None

1      Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

2      Each Trustee serves until his or her successor is duly elected or appointed and qualified.

3      These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Liquidity Risk Management Program (Unaudited)

March 31, 2021

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Trust, on behalf of its separate series (“Funds”), has established a liquidity risk management program (the “Program”). The Program is designed to assess and manage each Fund’s liquidity risk. Liquidity risk is defined as the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining shareholders. The Board has designated a cross-functional committee, which is composed of Krane Funds Advisors, LLC (“Krane”) compliance and capital markets personnel and the Trust’s Chief Compliance Officer, to administer the Program (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program to assess and review, on an ongoing basis, the Funds’ liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds’ liquidity risk factors and the periodic classification (or re-classification, as necessary,) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) based on the number of days that it is reasonably expected to convert them into cash, in current market conditions, without significantly changing their value. In conducting its assessment, the Program Administrator utilizes information about each Fund’s investment strategy, its flows, the efficacy of its arbitrage mechanism (as indicated by the premiums and/or discounts and bid-ask spreads of its shares), the characteristics of the Fund’s shareholders and the Fund’s ability to honor redemptions in kind.

At a meeting of the Board in May 2020, the Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from June 1, 2019 through December 31, 2019 (the “Annual Report”). In the Annual Report, the Program Administrator confirmed that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and that the Program has been implemented and operated effectively. In addition, at subsequent quarterly meetings of the Board, the Program Administrator provided the Board with a summary of each Fund’s liquidity profile during the preceding quarter and the operation of the Program with respect thereto.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2020 to March 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Disclosure of Fund Expenses (Unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Annualized Expense Ratios	Expenses Paid During Period(1)
Quadratic Interest Rate Volatility and Inflation Hedge ETF
Actual Fund Return	$1,000.00	$1,062.60	0.94%	$4.83
Hypothetical 5% Return	1,000.00	1,020.24	0.94	4.73

(1)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period from 10/01/20-03/31/21).

Notice to the Shareholders (Unaudited)

For shareholders that do not have a March 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2021, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit(7)
20.42%	0.00%	79.58%	100.00%	0.00%	0.00%	17.00%	21.37%	0.00%	0.00%

(1)   Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.

(2)   Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)   The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(4)   “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)   The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(6)   The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(7)   The allocable share of foreign tax credit will be reported on Form 1099-DIV.

Supplemental Information

Net asset value, or “NAV”, is the price per Share at which the Fund issues and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below their NAV. The NAV of the Fund will fluctuate with changes in the market value of their holdings. The Market Price of the Fund will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Fund’s website at http://kfafunds.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

Privacy Notice

Adopted December 18, 2020

PRIVACY NOTICE

KRANE SHARES TRUST

FACTS	WHAT DOES KRANE SHARES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•   Social Security number and wire transfer instructions

•   account transactions and transaction history

•   investment experience and purchase history

When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Krane Shares Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Krane Shares Trust share information?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes — to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share

Privacy Notice (concluded)

Reasons we can share your personal information:	Does Krane Shares Trust share information?	Can you limit this sharing?
For our affiliates’ everyday business purposes — information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes — information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-212-933-0393
What we do:
How does Krane Shares Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Krane Shares Trust collect my personal information?	We collect your personal information, for example, when you open an account We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes — information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Krane Shares Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Krane Shares Trust does not jointly market.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

1-855-857-2638

http://kfafunds.com/

For inquires specific to The Quadratic Interest Rate Volatility and Inflation Hedge ETF

+1-833-IVOL-ETF

(+1-833-486-5383)

https://www.ivoletf.com

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, NY 10017

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

This information must be preceded or accompanied by a current prospectus for the Fund described.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

KRS-AR-003-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$440,800	$0	N/A	$312,400	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$75,455	$0	N/A	$67,658	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2021	2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not applicable.

(g)      The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h)      During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b)	Officer certification as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2021

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 9, 2021